EXHIBIT 11

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                       TRAVEL SERVICES INTERNATIONAL, INC.
                 SCHEDULE OF COMPUTATIONS OF EARNINGS PER SHARE



                                                                                                              SHARES
                                                                                                       ----------------------
HISTORICAL:
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                          1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                   1,351,704

                                                                                                       ----------------------
      Shares used in computing earnings per share for years ended December 31, 1995 and 1996                       2,435,038
                                                                                                       ======================



Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                          1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                   1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                   2,338,891

      Shares issued to founders and management of TSI                                                              2,484,501

      Sold pursuant to the Offering                                                                                2,875,000

      Shares issued in consideration for acquisition of Trax Software                                                 32,985

      Options granted during the year                                                                                962,250

                                                                                                       ======================
      Shares used in computing earnings per share for the year ended December 31, 1997                            11,128,665
                                                                                                       ======================



PRO FORMA:
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)                            1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                   1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                   2,338,891

      Shares issued to founders and management of TSI                                                              2,484,501

      Sold pursuant to the Offering                                                                                2,875,000

                                                                                                       ----------------------
      Shares used in computing earnings per share for years ended December 31, 1995 and 1996                      10,133,430
                                                                                                       ======================


Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)                            1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                   1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                   2,338,891

      Shares issued to founders and management of TSI                                                              2,484,501

      Sold pursuant to the Offering                                                                                2,875,000

      Shares issued in consideration for acquisition of Trax Software                                                 32,985

      Options granted during the year                                                                                962,250

                                                                                                       ----------------------
      Shares used in computing earnings per share for year ended December 31, 1997                                11,128,665
                                                                                                       ======================








                                                                                                              BASIC
                                                                                                         WEIGHTED AVERAGE
                                                                                                              SHARES
                                                                                                       ---------------------
HISTORICAL:
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                         1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

                                                                                                       ---------------------
      Shares used in computing earnings per share for years ended December 31, 1995 and 1996                      2,435,038
                                                                                                       =====================



Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                         1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                    999,636

      Shares issued to founders and management of TSI                                                             1,061,869

      Sold pursuant to the Offering                                                                               1,228,767

      Shares issued in consideration for acquisition of Trax Software                                                 5,513

      Options granted during the year                                                                                     -

                                                                                                       =====================
      Shares used in computing earnings per share for the year ended December 31, 1997                            5,730,822
                                                                                                       =====================



PRO FORMA:
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)

      Shares issued in consideration for acquisition of the Pooling Acquisitions

      Shares issued in consideration for acquisition of Other Founding Companies

      Shares issued to founders and management of TSI

      Sold pursuant to the Offering


      Shares used in computing earnings per share for years ended December 31, 1995 and 1996



Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)

      Shares issued in consideration for acquisition of the Pooling Acquisitions

      Shares issued in consideration for acquisition of Other Founding Companies

      Shares issued to founders and management of TSI

      Sold pursuant to the Offering

      Shares issued in consideration for acquisition of Trax Software

      Options granted during the year


      Shares used in computing earnings per share for year ended December 31, 1997




                                                                                                             DILUTED
                                                                                                         WEIGHTED AVERAGE
                                                                                                             SHARES
HISTORICAL:                                                                                            ---------------------
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                         1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

                                                                                                       ---------------------
      Shares used in computing earnings per share for years ended December 31, 1995 and 1996                      2,435,038
                                                                                                       =====================



Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of period (1)                         1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                    999,636

      Shares issued to founders and management of TSI                                                             1,061,869

      Sold pursuant to the Offering                                                                               1,229,367

      Shares issued in consideration for acquisition of Trax Software                                                 5,513

      Options granted during the year                                                                               138,392

                                                                                                       =====================
      Shares used in computing earnings per share for the year ended December 31, 1997                            5,869,814
                                                                                                       =====================



PRO FORMA:
Years ended December 31, 1995 and 1996
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)                           1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                  2,338,891

      Shares issued to founders and management of TSI                                                             2,484,501

      Sold pursuant to the Offering                                                                               2,875,000

                                                                                                       ---------------------
      Shares used in computing earnings per share for years ended December 31, 1995 and 1996                     10,133,430
                                                                                                       =====================


Year ended December 31, 1997
      Shares attributable to Auto Europe, accounting acquiror, at beginning of year (1)                           1,083,334

      Shares issued in consideration for acquisition of the Pooling Acquisitions                                  1,351,704

      Shares issued in consideration for acquisition of Other Founding Companies                                  2,338,891

      Shares issued to founders and management of TSI                                                             2,484,501

      Sold pursuant to the Offering                                                                               2,875,000

      Shares issued in consideration for acquisition of Trax Software                                                 5,513

      Options granted during the year                                                                               138,392

                                                                                                       ---------------------
      Shares used in computing earnings per share for year ended December 31, 1997                               10,277,335
                                                                                                       =====================

      Note:
        (1) Shares issued to former stockholders of Auto Europe, accounting acquiror, in connection with combination.

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